UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2017

Park Hotels & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Tysons Blvd., Suite 1000, McLean, VA		22102
(Address of Principal Executive Offices)		(Zip Code)

(703) 584-7979

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 28, 2017, the Company held its 2017 annual meeting of stockholders (the “Annual Meeting”). Stockholders voted as follows on the proposals presented for a vote, each such proposal which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on June 14, 2017.

Proposal 1.  Election of Directors

The Company’s stockholders elected the eleven persons listed below to serve as directors until the 2018 annual meeting of stockholders and until their successors have been duly elected and qualify, based upon the following votes:

	For	Against	Withheld	Broker Non-Votes
Thomas J. Baltimore, Jr.	188,239,509	—	9,741,979	7,544,586
Gordon M. Bethune	197,034,178	—	947,310	7,544,586
Patricia M. Bedient	197,059,582	—	921,906	7,544,586
Geoffrey Garrett	196,735,774	—	1,245,714	7,544,586
Robert G. Harper	194,797,406	—	3,184,082	7,544,586
Tyler S. Henritze	194,796,021	—	3,185,467	7,544,586
Christie B. Kelly	195,535,220	—	2,446,268	7,544,586
Sen. Joseph I. Lieberman	196,706,516	—	1,274,972	7,544,586
Xianyi Mu	194,793,496	—	3,187,992	7,544,586
Timothy J. Naughton	187,359,166	—	10,622,322	7,544,586
Stephen I. Sadove	196,408,068	—	1,573,420	7,544,586

Proposal 2.   Advisory Vote to Approve Compensation of Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers based upon the following votes:

For	Against	Abstain	Broker Non-Votes
194,683,275	3,144,402	153,811	7,544,586

Proposal 3.  Advisory Vote to Determine Frequency of Future Advisory Votes Approving Compensation of Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the holding of a non-binding stockholder vote to approve the compensation paid to the Company’s name executive officers every year based upon the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
190,067,690	31,532	7,782,051	100,215	--

Proposal 4.  Ratification of the Appointment of Ernst & Young LLP

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 based upon the following votes:

For	Against	Abstain	Broker Non-Votes
205,309,692	115,155	101,227	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park Hotels & Resorts Inc.

Date: August 1, 2017	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President, Chief Financial Officer and Treasurer